SELIGMAN INCOME FUND, INC.

MID YEAR REPORT

JUNE 30, 2002

Seeking High Current Income and Improvement of Income and Capital Value over the Longer Term.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1	Statements of Changes in Net Assets	13
Interview With Your Portfolio Managers	2	Notes to Financial Statements	14
Performance Overview	4	Financial Highlights	17
Portfolio Overview	6	Board of Directors	19
Portfolio of Investments	8	Executive Officers and
Statement of Assets and Liabilities	11	For More Information	20
Statement of Operations	12	Glossary of Financial Terms	21

TO THE SHAREHOLDERS

For the six months ended June 30, 2002, Seligman Income Fund delivered a total return of –7.11%, based on the net asset value of Class A shares, while the stock market, as measured by the Standard & Poor’s 500 Composite Stock Index (S&P 500), returned –13.16%. During the same time period, the Lipper Income Funds Average returned –2.05%, and the Lehman Bond Index returned 3.79%. The Fund’s performance was negatively impacted during this time by the continued volatility in the stock market (equities represented over one-half of the Fund’s portfolio at June 30, 2002).

While the US economy improved during the first half of the year, the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market’s response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, leaving interest rates untouched during the first half of 2002. The US economy expanded at a 5.0% annualized rate in the first quarter, though much of that growth was the result of companies rebuilding their inventories. The second quarter’s growth, while not as robust, was nonetheless positive. Industrial production has been on the rise for several months running, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery is still fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. The Federal Reserve Board, wanting to support the nascent recovery, is not expected to raise interest rates until 2003, and there is the possibility of an additional rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. The current sense of urgency has prompted what we believe are sensible reforms, inserting additional safeguards and regulations into the system.

Thank you for your continued support of Seligman Income Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

BEN-AMI GRADWOHL AND CHRISTOPHER J. MAHONY

Q:	How did Seligman Income Fund perform during the six months ended June 30, 2002?
A:	For the six months ended June 30, 2002, Seligman Income Fund posted a total return of –7.11% based on the net asset value of Class A shares. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned –13.16%, the Lipper Income Funds Average returned –2.05% , and the Lehman Bond Index returned 3.79%.
Q:	What economic and market factors affected the Fund’s performance during the first half of 2002?
A:	Despite a stock market rally in the fourth quarter of 2001, by the beginning of 2002 investors began coming to terms with the reality that economic recovery was likely to take longer than many had hoped. Stocks, while enjoying a few short periods of upward momentum, fell during the first half of the year. The accounting and corporate governance scandals that came to light weighed heavily on the stock market during this time, creating remarkable volatility, and causing the market to be driven by rumor and emotion. With corporate earnings not yet recovered, investors had the added worry of not knowing whether to trust companies’ financial statements. Technology stocks, which had experienced the largest price gains, were among the worst hit in this environment.
While the stock market experienced difficulties, the overall US economy showed signs of improving, albeit slowly, during the six-month period. Gross domestic product (GDP) continued to expand, and productivity increased in the first quarter (although it declined sharply during the second quarter). Inflation remained low, allowing the Federal Reserve Board to leave interest rates alone. In fact, the Fed believes the economy is headed for a full recovery. The Fed is not expected to raise rates again until next year, and it may lower rates before the end of 2002 if the recovery appears threatened.
Bonds fared better than stocks during the six-month period, benefiting from an environment of stable interest rates. Alarmed by the volatility in the stock market, many investors were attracted to government and corporate bonds, seeing them as a haven of relative stability. Given the uncertainty caused by the corporate accounting scandals, investors favored higher-rated corporate bonds over lower-rated bonds.
Q:	What was your investment strategy during this time?
A:	At period-end, the Fund had roughly 54% of its assets invested in stocks and 38% in corporate and government bonds. The Fund’s largest holdings were in diversified financials, banks, and consumer staples. During the six months, the Fund reduced its holdings in semiconductors, software and services, and telecommunications services.
In expectation of an economic pickup, the Fund increased its weighting in corporate bonds and eliminated its position in convertible bonds. Given the muted nature of the recovery, the Fund’s focus was on higher-quality corporates. For its fixed-income component, the Fund has a slight overweighting in mortgages, retailers, and banks, which tend to be high-quality, low-volatility bonds. At the beginning of 2002, we expected that the Fed would raise interest rates, and thus we were defensive on duration. The economic recovery has been slower than originally anticipated, however. At present, we do not expect an interest rate hike this year, and, for this reason, the Fund is currently neutral from a duration standpoint.
For the equity portion of the portfolio, we remained fairly close to a benchmark weighting across economic sectors, and favored stocks that we believe will benefit as the economic recovery gathers steam. We had a slight preference for value-oriented stocks, and we looked favorably on relatively smaller companies,

A TEAM APPROACH
Seligman Income Fund is co-managed by Seligman
Disciplined Investment Group, co-headed by Ben-Ami
Gradwohl, and the investment grade team of Seligman
Fixed Income Team, headed by Christopher J. Mahony.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

BEN-AMI GRADWOHL AND CHRISTOPHER J. MAHONY

since they tend to perform better than their larger counterparts coming out of a recession. Over the short term, this hurt us because the weakening dollar caused investors to favor larger companies with multinational operations. Also, larger companies tend to have more liquidity in a falling stock market.
Q:	What sectors contributed positively to portfolio performance?
A:	Higher-rated corporate bonds in the portfolio performed well during the first six months of the year. The Fund’s holdings in the financials, basic materials, and energy sectors also did well during this time. The energy sector (where the Fund had a slight over-weighting) benefited from geopolitical uncertainty and the fear of an interruption in oil supplies because of war.
Q:	What sectors detracted from portfolio performance?
A:	The worst-performing sectors of the portfolio were communications services, technology, and health care. Also, stocks perceived by investors (whether justifiably or not) to have complicated accounting practices were punished. The utility sector, which is normally a safe haven, was problematic during the period because of the Enron scandal; the fire from Enron spread to many merchant power providers and utility compa- nies that engaged in energy trading, particularly those with exposure to the California energy market.
Q:	What is your outlook?
A:	The economy is improving, although it is not improving as quickly as many investors had initially hoped. However, we expect that it will continue to pick up strength as we move forward. Industrial production has increased for several months running, a sign that businesses are beginning to build up their inventories. With housing prices remarkably strong, we think continued low mortgage rates will contribute to a new surge in refinancing. If consumer spending continues to support GDP growth, a rebound in business spending has the potential to jump-start the overall economy. Stocks would likely respond well to signs that corporate profits and capital spending are increasing. We think that corporate profits will strengthen slowly, though, and, in our view, earnings estimates will need to be cut or else companies will likely continue to miss earnings targets.

The Fund’s portfolio is positioned to take advantage of an economic recovery, although this recovery may be slow in coming. Anticipating a rise in interest rates, the Fund will be defensive from a duration standpoint, and will possibly add to the portfolio some higher-yielding investment-grade corporate bonds, which typically perform well as the economy emerges from a slowdown. We are confident that the second half of 2002 will provide a more stable investment environment.

3

PERFORMANCE OVERVIEW (UNAUDITED)

Investment Results Per Share
TOTAL RETURNS
For Periods Ended June 30, 2002
		AVERAGE ANNUAL

					CLASS B	CLASS C		CLASS D
					SINCE	SINCE		SINCE
	SIX	ONE	FIVE	10	INCEPTION	INCEPTION		INCEPTION
	MONTHS*	YEAR	YEARS	YEARS	4/22/96	5/27/99		5/3/93

Class A**
With Sales Charge	(11.51)%	(13.63)%	(1.47)%	4.32%	n/a	n/a		n/a
Without Sales Charge	(7.11)	(9.34)	(0.51)	4.82	n/a	n/a		n/a
Class B**
With CDSC#	(12.11)	(14.47)	(1.58)	n/a	n/a	n/a		n/a
Without CDSC	(7.51)	(10.03)	(1.27)	n/a	1.12%	n/a		n/a
Class C**
With Sales Charge and CDSC‡	(9.34)	(11.84)	n/a	n/a	n/a	(6.12)%		n/a
Without Sales Charge and CDSC	(7.51)	(10.03)	n/a	n/a	n/a	(5.82)		n/a
Class D**
With 1% CDSC	(8.43)	(10.92)	n/a	n/a	n/a	n/a		n/a
Without CDSC	(7.51)	(10.03)	(1.27)	n/a	n/a	n/a		2.88%

Lehman Bond Index***	3.79	8.63	7.57	7.35	7.65 ††	7.77	ø	6.96	øø
Lipper Income Funds Average***	(2.05)	(2.32)	4.72	7.88	6.32 †	1.99		7.31	†††
S&P 500***	(13.16)	(17.99)	3.66	11.43	8.70	(6.83)		11.23

NET ASSET VALUE
	JUNE 30, 2002	DECEMBER 31, 2001	JUNE 30, 2001

Class A	$11.08	$12.04	$12.49
Class B	11.04	12.00	12.44
Class C	11.04	12.00	12.44
Class D	11.04	12.00	12.44

DIVIDENDS AND CAPITAL LOSS INFORMATION
For the Six Months Ended June 30, 2002

DIVIDENDS
PAID		CAPITAL LOSS

$0.110	Realized	$(0.651)
0.062	Unrealized	(0.334	)øøø
0.062
0.062
     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the effective date for the annual Administration, Shareholder Services and Distribution (12b-1) Plan (the “Plan”) to reflect the fee of up to 0.25% of average daily net assets payable under the Plan. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***	The Lehman Brothers Aggregate Bond Index (Lehman Bond Index), the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Income Funds Average excludes the effect of taxes and sales charges. The monthly performances of the Lipper Income Funds Average are used in the Performance Overview. The Lehman Bond Index and the S&P 500 exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.
#	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
‡	The CDSC is 1% for periods of 18 months or less.
†	From April 25, 1996.
††	From April 30, 1996.
†††	From May 6, 1993.
ø	From May 31, 1999.
øø	From April 30, 1993.
øøø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PERFORMANCE OVERVIEW (UNAUDITED)

Growth of an Assumed $10,000 Investment

CLASS A SHARES

June 30, 1992 to June 30, 2002

CLASS B SHARES

April 22, 1996† to June 30, 2002

CLASS C SHARES

May 27, 1999† to June 30, 2002

CLASS D SHARES

May 3, 1993† to June 30, 2002

     These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not relect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
†	Inception date.

PORTFOLIO OVERVIEW (UNAUDITED)

Diversification of Net Assets

	PERCENT OF NET ASSETS

	JUNE 30,	DEC. 31,
	2002	2001

Automobiles and
Components	1.6	0.2
Banks	7.9	6.1
Capital Goods	5.8	4.3
Chemicals	1.8	1.0
Commercial Services and
Supplies	0.9	0.4
Communications
Equipment	—	0.8
Computers and Peripherals	1.4	1.9
Construction Materials	0.6	—
Consumer Staples	6.5	3.3
Diversified Financials	9.0	6.0
Electronic Equipment and
Instruments	1.0	0.9
Energy	6.5	5.1
Health Care	6.3	8.7
Hotels, Restaurants and
Leisure	0.7	0.6
Insurance	2.7	4.6
Media	4.0	4.6
Metals and Mining	0.7	—
Paper and Forest Products	1.7	1.6
Real Estate	0.5	—
Retailing	6.0	6.0
Semiconductor Equipment
and Products	2.1	10.0
Software and Services	2.1	5.7
Telecommunication Services	2.4	5.5
Transportation	1.5	1.0
Utilities	3.0	2.8

Total Corporate
Fixed-Income Securities
and Common Stocks	76.7	81.1
US Government and
Government
Agency Securities	17.7	16.0
Short-Term Holding
And Other Assets Less
Liabilities	5.6	2.9

TOTAL	100.0	100.0

Largest Industries†
June 30, 2002

Percent of
Net Assets

†  Excludes US Government and Government Agency securities.

Composition of Net Assets

	PERCENT OF NET ASSETS

	JUNE 30,	DEC. 31,
	2002	2001

Common Stocks	55.4	58.9

Corporate Bonds	20.2	13.4
Convertible Bonds	—	7.6
Asset-Backed Securities	1.1	1.2

Total Corporate
Fixed-Income Securities	21.3	22.2

US Government and
Government Agency Securities	17.7	16.0

Short-Term Holding and
Other Assets Less Liabilities	5.6	2.9

TOTAL	100.0	100.0

PORTFOLIO OVERVIEW (UNAUDITED)

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES

Common Stocks:
BB&T*
W. R. Berkley*
J.P. Morgan Chase*
Raytheon*
General Dynamics*
Citigroup

US Government and Government Agency Securities:
US Treasury Bonds 5.375%, 2/15/31*
US Treasury Notes 6%, 8/15/04*
FHLMC 3.5%, 1/16/04*
FHLMC 4.875%, 3/15/07*

TEN LARGEST SALES

Common Stocks:
United Technologies**
Fannie Mae**
General Electric
American International Group**
Chubb**
St. Jude Medical
XL Capital (Class A)**

Corporate Bonds:
NVIDIA 4.75%, 10/15/07**
Amkor Technology 5%, 3/15/07**

US Government and Government Agency Securities:
US Treasury Bonds 6.25%, 8/15/23**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE	SECURITY	VALUE

US Treasury Bonds 5.375%, 2/15/31	$6,440,423	General Dynamics	$2,371,605
Citigroup	3,844,504	W. R. Berkley	2,359,500
J.P. Morgan Chase	2,666,112	Wal-Mart Stores	2,287,316
BB&T	2,601,640	Pfizer	2,257,850
Exxon Mobil	2,518,217	Raytheon	2,180,125

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

COMMON STOCK 55.4%
AUTOMOBILES AND
COMPONENTS 0.3%
General Motors	7,300	$390,185

BANKS 4.2%
Bank of America	12,850	904,126
BB&T	67,400	2,601,640
KeyCorp	33,600	917,280
Wachovia	37,100	1,416,478

		5,839,524

CAPITAL GOODS 4.9%
General Dynamics	22,300	2,371,605
General Electric	12,090	351,214
Illinois Tool Works	19,100	1,304,530
Lockheed Martin	8,300	576,850
Raytheon	53,500	2,180,125

		6,784,324

CHEMICALS 1.3%
Air Products & Chemicals	36,350	1,834,584

COMPUTERS AND
PERIPHERALS 1.4%
Dell Computer*	31,800	832,047
International Business
Machines	15,040	1,082,880

		1,914,927

CONSTRUCTION
MATERIALS 0.6%
Martin Marietta Materials*	21,500	838,500

CONSUMER STAPLES 4.6%
Anheuser-Busch Companies	12,500	625,000
Gillette	23,500	795,945
Kraft Foods (Class A)*	42,440	1,737,918
Philip Morris Companies	18,690	816,379
Procter & Gamble	17,800	1,589,540
Walgreen	22,000	849,860

		6,414,642

DIVERSIFIED FINANCIALS 5.5%
American Express	29,500	1,071,440
Citigroup	99,213	3,844,504
J.P. Morgan Chase	78,600	2,666,112

		7,582,056

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 1.0%
Amphenol*	20,200	727,200
Flextronics International
(Singapore)*	55,760	397,290
Waters*	8,900	237,630

		1,362,120

ENERGY 5.5%
Amerada Hess	23,100	1,905,750
Exxon Mobil	61,540	2,518,217
Nabors Industries*	15,800	557,740
Noble Energy	46,400	1,672,720
	SHARES	VALUE

ENERGY (continued)
Rowan Companies*	18,100	$388,245
Weatherford International*	12,200	527,040

		7,569,712

HEALTH CARE 6.0%
Allergan	6,400	427,200
Baxter International	25,290	1,124,141
Forest Laboratories*	19,800	1,401,840
Johnson & Johnson	31,310	1,636,261
Pfizer	64,510	2,257,850
Pharmacia	16,600	621,670
St. Jude Medical*	12,050	889,892

		8,358,854

HOTELS, RESTAURANTS
AND LEISURE 0.7%
Starwood Hotels &
Resorts Worldwide	30,070	989,002

INSURANCE 1.7%
W. R. Berkley	42,900	2,359,500

MEDIA 3.0%
AOL Time Warner*	36,730	540,298
Clear Channel Communications*	12,470	399,289
Gannett	10,300	781,770
Knight Ridder	15,100	950,545
Viacom (Class B)*	32,760	1,453,561

		4,125,463

METALS AND MINING 0.7%
CONSOL Energy	46,700	992,375

PAPER AND FOREST
PRODUCTS 1.7%
Bowater	22,170	1,205,383
Weyerhaeuser	17,070	1,089,920

		2,295,303

REAL ESTATE 0.5%
Duke Realty	25,700	744,015

RETAILING 4.9%
American Eagle Outfitters*	52,900	1,118,042
BJ’s Wholesale Club*	9,800	377,300
May Department Stores	55,620	1,831,567
Sears, Roebuck	22,640	1,229,352
Wal-Mart Stores	41,580	2,287,316

		6,843,577

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 2.1%
Analog Devices*	17,050	506,385
Applied Materials*	35,000	668,150
Intel	75,200	1,374,280
Marvell Technology Group*	17,000	338,215

		2,887,030

SOFTWARE AND SERVICES 2.1%
Microsoft*	38,400	2,097,792
National Instruments*	12,400	403,806
VERITAS Software*	21,660	428,543

		2,930,141

See footnotes on page 10.

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES OR
	PRIN. AMOUNT	VALUE

TELECOMMUNICATION
SERVICES 1.1%
SBC Communications	52,430 shs.	$1,599,115

TRANSPORTATION 1.0%
AMR*	22,590	380,867
Burlington Northern Santa Fe	19,900	597,000
Southwest Airlines	22,200	358,752

		1,336,619

UTILITIES 0.6%
Ameren	20,900	898,909

TOTAL COMMON STOCKS
(Cost $81,872,360)		76,890,477

CORPORATE BONDS 20.2%
AUTOMOBILES AND
COMPONENTS 1.3%
Ford Motor Credit
7.375%, 2/1/11	$1,145,000	1,161,588
General Motors Acceptance
7.25%, 3/2/11	625,000	639,138

		1,800,726

BANKS 3.7%
Bank of America
6.25%, 4/15/12	690,000	705,893
Countrywide Home
5.5%, 2/1/07	750,000	764,140
FleetBoston Financial
4.875%, 12/1/06	460,000	462,001
Household Finance
7.875%, 3/1/07	680,000	725,975
National City
6.875%, 5/15/19	630,000	646,432
PNC Funding
5.75%, 8/1/06	590,000	608,688
Synovus Financial
7.25%, 12/15/05	590,000	643,617
Wachovia Bank
4.85%, 7/31/07	600,000	602,746

		5,159,492

CAPITAL GOODS 0.9%
General Electric Capital:
6.875%, 11/15/10	310,000	332,644
6.75%, 3/15/32	410,000	404,006
Masco 5.875%, 7/15/12	550,000	543,822

		1,280,472

CHEMICALS 0.5%
Valspar 6%, 5/1/07	650,000	658,749

COMMERCIAL SERVICES
AND SUPPLIES 0.9%
Associates Corp. of North
America 6.95%, 11/1/18	650,000	673,847
Pitney Bowes 5.75%, 8/15/08	545,000	565,691

		1,239,538

	PRINCIPAL
	AMOUNT	VALUE

CONSUMER STAPLES 1.9%
Coca-Cola
5.25%, 5/15/07	$820,000	$839,149
Johnson & Johnson
6.95%, 9/1/29	390,000	426,239
Kraft Foods 6.25%, 6/1/12	685,000	707,134
Newell Rubbermaid
6%, 3/15/07	650,000	670,420

		2,642,942

DIVERSIFIED
FINANCIALS 3.5%
Citigroup 4.125%, 6/30/05	540,000	541,577
Goldman Sachs Group
6.875%, 1/15/11	550,000	571,127
International Lease Finance
5.75%, 2/15/07	650,000	666,674
J.P. Morgan Chase
5.25%, 5/30/07	575,000	578,948
Morgan Stanley Group:
5.8%, 4/1/07	525,000	538,978
6.75%, 4/15/11	575,000	592,472
USA Education
5.625%, 4/10/07	750,000	775,467
Wells Fargo Financial
4.875%, 6/12/07	600,000	599,860

		4,865,103

ENERGY 1.0%
Ashland 6.86%, 5/1/09	400,000	415,840
Constellation Energy Group
6.35%, 4/1/07	390,000	404,373
Puget Sound Energy
7.02%, 12/1/27	650,000	604,378

		1,424,591

HEALTH CARE 0.3%
Pharmacia 6.5%, 12/1/18	450,000	457,937

INSURANCE 1.0%
AFLAC 6.5%, 4/15/09	690,000	721,937
Metropolitan Life Insurance
6.125%, 12/1/11	715,000	730,846

		1,452,783

MEDIA 1.0%
AOL Time Warner
6.75%, 4/15/11	650,000	599,133
Viacom 5.625%, 5/1/07	750,000	768,686

		1,367,819

RETAILING 1.1%
Kohl’s 7.25%, 6/1/29	525,000	564,524
Sears, Roebuck
6.7%, 4/15/12	375,000	384,303
Target 7%, 7/15/31	545,000	578,505

		1,527,332

See footnotes on page 10.

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	PRINCIPAL
	AMOUNT	VALUE

TELECOMMUNICATION
SERVICES 1.3%
BellSouth
6.875%, 10/15/31	$410,000	$407,639
SBC Communications
5.75%, 5/2/06	535,000	553,308
Verizon Maryland
6.125%, 3/1/12	855,000	814,806

		1,775,753

TRANSPORTATION 0.5%
Norfolk Southern
6%, 4/30/08	650,000	673,157

UTILITIES 1.3%
Cinergy 6.25%, 9/1/04	700,000	711,493
Penn Power & Light
6.83%, 3/25/07	1,000,000	1,066,044

		1,777,537

TOTAL CORPORATE BONDS
(Cost $27,745,704)		28,103,931

US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES 17.7%
US Treasury Bonds:
7.5%, 11/15/16	495,000	595,860
5.375%, 2/15/31	6,575,000	6,440,423
US Treasury Notes:
6%, 8/15/04	2,000,000	2,125,360
4.625%, 5/15/06	1,075,000	1,107,587
4.75%, 11/15/08	1,275,000	1,298,725
5%, 8/15/11	1,955,000	1,982,765
FHLMC:†
3.5%, 1/16/04	2,000,000	2,010,046
4.875%, 3/15/07	1,775,000	1,816,200
6.625%, 9/15/09	165,000	181,243
FHLMC GOLD:†
6%, 11/1/10	574,554	593,561
7.5%, 10/1/17	314,253	333,459
8%, 12/1/23	473,633	508,633
FNMA:†
6.25%, 7/19/11	700,000	722,462
8.5%, 9/1/15	273,560	293,430
8.5%, 9/1/15	305,822	328,035
8%, 6/1/28	520,171	557,740
6%, 9/1/28	753,077	757,945
PRINCIPAL
AMOUNT		VALUE

US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES (continued)
GNMA:†
6.5%, 12/15/28	$636,941	$653,399
6%, 12/20/28	676,301	676,765
US Government Gtd. Title XI
(Bay Transportation)
7.3%, 6/1/21	1,451,000	1,568,538

TOTAL US GOVERNMENT
AND GOVERNMENT AGENCY
SECURITIES
(Cost $24,209,689)		24,552,176

ASSET-BACKED
SECURITIES† 1.1%
UTILITIES 1.1%
PECO Energy Transition Trust
6.05%, 3/1/09
(Cost $1,498,074)	1,500,000	1,590,656

REPURCHASE
AGREEMENT 6.0%
State Street Bank and Trust
1.81%, dated 6/28/2002,
maturing 7/1/2002
collateralized by:
$8,205,000 US Treasury Notes
5.125%, 12/31/2002,
with a fair market value
of $8,553,713
(Cost $8,300,000)	8,300,000	8,300,000

TOTAL INVESTMENTS 100.4%
(Cost $143,625,827)		139,437,240
OTHER ASSETS
LESS LIABILITIES (0.4)%		(587,923)

NET ASSETS 100.0%		$138,849,317

*	Non-income producing security.
†	Investments in mortgage- and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2002

ASSETS:
Investments, at value:
Common Stocks (cost $81,872,360)	$76,890,477
Corporate Bonds (cost $27,745,704)	28,103,931
US Government and Government Agency securities
(cost $24,209,689)	24,552,176
Asset-backed securities (cost $1,498,074)	1,590,656
Repurchase agreements (cost $8,300,000)	8,300,000	$139,437,240

Cash		357,625
Receivable for securities sold		1,431,264
Receivable for dividends and interest		833,039
Receivable for Capital Stock sold		86,710
Investment in, and expenses prepaid to, shareholder service agent		55,531
Other		24,029

Total Assets:		142,225,438

LIABILITIES:
Payable for Capital Stock repurchased		2,133,140
Payable for securities purchased		874,975
Management fee payable		70,988
Accrued expenses and other		297,018

Total Liabilities		3,376,121

Net Assets		$138,849,317

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
12,546,476 shares outstanding):
Class A		$8,896,668
Class B		1,299,346
Class C		594,723
Class D		1,755,739
Additional paid-in capital		156,352,394
Undistributed net investment income		513,055
Accumulated net realized loss		(26,374,021)
Net unrealized depreciation of investments		(4,188,587)

Net Assets		$138,849,317

NET ASSET VALUE PER SHARE:
Class A ($98,545,674 ÷ 8,896,668)		$11.08

Class B ($14,349,634 ÷ 1,299,346)		$11.04

Class C ($6,567,157 ÷ 594,723)		$11.04

Class D ($19,386,852 ÷ 1,755,739)		$11.04

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Interest	$1,792,860
Dividends	631,848

Total Investment Income		$2,424,708

EXPENSES:
Management fees	464,617
Distribution and service fees	355,215
Shareholder account services	213,903
Custody and related services	44,649
Registration	35,631
Audit and legal fees	29,835
Shareholder reports and communications	18,917
Directors’ fees and expenses (net of reduction in deferred fees)	(1,233)
Miscellaneous	4,706

Total Expenses		1,166,240

Net Investment Income		1,258,468

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(8,163,435)
Net change in unrealized depreciation of investments	(4,437,184)

Net Loss on Investments		(12,600,619)

Decrease in Net Assets from Operations		$(11,342,151)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment income	$1,258,468	$4,111,207
Net realized loss on investments	(8,163,435)	(7,472,849)
Net change in unrealized depreciation
of investments	(4,437,184)	(3,956,750)

Decrease in Net Assets from Operations	(11,342,151)	(7,318,392)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,021,154)	(2,952,266)
Class B	(80,734)	(256,609)
Class C	(34,335)	(79,482)
Class D	(114,318)	(416,165)

Decrease in Net Assets from Distributions	(1,250,541)	(3,704,522)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	9,651,824	25,194,476
Investment of dividends	885,085	2,616,138
Exchanged from associated Funds	4,709,650	18,580,707

Total	15,246,559	46,391,321

Cost of shares repurchased	(27,076,907)	(42,567,452)
Exchanged into associated Funds	(10,318,596)	(23,530,585)

Total	(37,395,503)	(66,098,037)

Decrease in Net Assets
from Capital Share Transactions	(22,148,944)	(19,706,716)

Decrease in Net Assets	(34,741,636)	(30,729,630)

NET ASSETS:
Beginning of period	173,590,953	204,320,583

End of Period (including undistributed net investment
income of $494,525 and $505,128, respectively)	$138,849,317	$173,590,953

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.	Multiple Classes of Shares — Seligman Income Fund, Inc. (the “Fund”) offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in US Government and Government agency securities, bonds, asset-backed securities, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial resporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of June 30, 2002, matured pursuant to its terms.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees were the only class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency obligations and short-term investments, for the six months ended June 30, 2002, amounted to $113,110,033 and $129,206,212, respectively; purchases

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

and sales of US Government and government agency obligations were $42,394,712 and $49,906,835, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $773,474 and $4,981,882, respectively.

4. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $2,680 from sales of Class A shares. Commissions of $20,863 and $20,340 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $138,081, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $77,213, $30,310, and $109,611, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $6,596.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $1,632.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $1,562 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $11,988, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $213,903 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

     Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

     The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the six months ended June 30, 2002, the loss from the return on

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

deferred fees was $5,410, reducing directors’ fees and expenses. The accumulated balance thereof at June 30, 2002, of $40,419 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

6. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $10,913,525, which is available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

     In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $7,059,890 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

7. Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Class A

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	590,685	$7,003,357	1,701,925	$20,168,508
Investment of
dividends	61,183	714,839	175,486	2,063,328
Exchanged from
associated Funds	151,113	1,751,419	754,049	9,214,613

Total	802,981	9,469,615	2,631,460	31,446,449

Cost of shares
repurchased	(1,755,906)	(20,649,512)	(2,175,027)	(26,860,822)
Exchanged into
associated Funds	(701,838)	(8,305,245)	(1,362,122)	(16,733,226)

Total	(2,457,744)	(28,954,757)	(3,537,149)	(43,594,048)

Decrease	(1,654,763)	$(19,485,142)	(905,689)	$(12,147,599)

	Class B

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	33,619	$389,396	77,003	$941,573
Investment of
dividends	4,693	54,732	14,700	172,054
Exchanged from
associated Funds	171,479	1,987,879	463,605	5,583,955

Total	209,791	2,432,007	555,308	6,697,582

Cost of shares
repurchased	(183,730)	(2,149,848)	(377,212)	(4,585,418)
Exchanged into
associated Funds	(124,377)	(1,455,707)	(286,018)	(3,540,902)

Total	(308,107)	(3,605,555)	(663,230)	(8,126,320)

Decrease	(98,316)	$(1,173,548)	(107,922)	$(1,428,738)

	Class C

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	173,457	$2,032,766	296,135	$3,640,555
Investment of
dividends	2,219	25,836	4,911	57,714
Exchanged from
associated Funds	53,370	612,827	178,837	2,141,447

Total	229,046	2,671,429	479,883	5,839,716

Cost of shares
repurchased	(81,528)	(952,617)	(190,286)	(2,342,682)
Exchanged into
associated Funds	(26,784)	(315,064)	(131,604)	(1,524,526)

Total	(108,312)	(1,267,681)	(321,890)	(3,867,208)

Increase	120,734	$1,403,748	157,993	$1,972,508

	Class D

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	19,501	$226,305	35,826	$443,840
Investment of
dividends	7,687	89,678	27,558	323,042
Exchanged from
associated Funds	31,170	357,525	136,882	1,640,692

Total	58,358	673,508	200,266	2,407,574

Cost of shares
repurchased	(284,608)	(3,324,930)	(716,317)	(8,778,530)
Exchanged into
associated Funds	(20,703)	(242,580)	(139,564)	(1,731,931)

Total	(305,311)	(3,567,510)	(855,881)	(10,510,461)

Decrease	(246,953)	$(2,894,002)	(655,615)	$(8,102,887)

FINANCIAL HIGHLIGHTS (UNAUDITED)

     The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	CLASS A

	SIX MONTHS
		YEAR ENDED DECEMBER 31,

	ENDED
	6/30/02	2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.04	$12.83	$13.57	$14.35	$14.81	$14.97

Income from Investment Operations:
Net investment income††	0.11	0.31	0.33	0.51	0.64	0.71
Net realized and unrealized gain (loss)
on investments††	(0.96)	(0.82)	(0.74)	(0.76)	0.41	1.41
Net realized and unrealized loss from
foreign currency transactions	—	—	—	—	—	(0.10)

Total from Investment Operations	(0.85)	(0.51)	(0.41)	(0.25)	1.05	2.02

Less Distributions:
Dividends from net investment income	(0.11)	(0.28)	(0.33)	(0.53)	(0.65)	(0.74)
Distributions from net realized capital gain	—	—	—	—	(0.86)	(1.44)

Total Distributions	(0.11)	(0.28)	(0.33)	(0.53)	(1.51)	(2.18)

Net Asset Value, End of Period	$11.08	$12.04	$12.83	$13.57	$14.35	$14.81

TOTAL RETURN:	(7.11)%	(3.90)%	(3.09)%	(1.76)%	7.26%	14.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$98,546	$127,085	$147,047	$202,170	$256,060	$270,688
Ratio of expenses to average net assets	1.30%†	1.25%	1.19%	1.15%	1.10%	1.14%
Ratio of net investment income
to average net assets††	1.79%†	2.46%	2.51%	3.65%	4.25%	4.66%
Portfolio turnover rate	102.09%	93.34%	66.70%	72.46%	124.79%	138.90%

See footnotes on page 18.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	CLASS B						CLASS C

	SIX						SIX
	MONTHS						MONTHS	YEAR ENDED		5/27/99*
	ENDED	YEAR ENDED DECEMBER 31,					ENDED	DECEMBER 31,		to

	6/30/02	2001	2000	1999	1998	1997	6/30/02	2001	2000	12/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.00	$12.78	$13.52	$14.30	$14.79	$14.95	$12.00	$12.78	$13.52	$14.14

Income from Investment Operations:
Net investment income††	0.06	0.21	0.23	0.40	0.52	0.59	0.06	0.21	0.23	0.19
Net realized and unrealized gain (loss)
on investments††	(0.96)	(0.80)	(0.74)	(0.75)	0.39	1.41	(0.96)	(0.80)	(0.74)	(0.49)
Net realized and unrealized loss from
foreign currency transactions	—	—	—	—	—	(0.10)	—	—	—	—

Total from Investment Operations	(0.90)	(0.59)	(0.51)	(0.35)	0.91	1.90	(0.90)	(0.59)	(0.51)	(0.30)

Less Distributions:
Dividends from net investment income	(0.06)	(0.19)	(0.23)	(0.43)	(0.54)	(0.62)	(0.06)	(0.19)	(0.23)	(0.32)
Distributions from net realized capital gain	—	—	—	—	(0.86)	(1.44)	—	—	—	—

Total Distributions	(0.06)	(0.19)	(0.23)	(0.43)	(1.40)	(2.06)	(0.06)	(0.19)	(0.23)	(0.32)

Net Asset Value, End of Period	$11.04	$12.00	$12.78	$13.52	$14.30	$14.79	$11.04	$12.00	$12.78	$13.52

TOTAL RETURN:	(7.51)%	(4.61)%	(3.81)%	(2.47)%	6.28%	13.24%	(7.51)%	(4.61)%	(3.81)%	(2.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$14,350	$16,778	$19,248	$23,159	$21,096	$8,607	$6,567	$5,689	$4,040	$1,680
Ratio of expenses to average net assets	2.05%†	2.00%	1.94%	1.90%	1.86%	1.90%	2.05%†	2.00%	1.94%	1.95	%†
Ratio of net investment income
to average net assets††	1.04%†	1.71%	1.76%	2.90%	3.49%	3.90%	1.04%†	1.71%	1.76%	2.73	%†
Portfolio turnover rate	102.09%	93.34%	66.70%	72.46%	124.79%	138.90%	102.09%	93.34%	66.70%	72.46	%**
		CLASS D

		SIX
		MONTHS	YEAR ENDED DECEMBER 31,
		ENDED
		6/30/02	2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	.	$12.00	$12.78	$13.52	$14.30	$14.78	$14.95

Income from Investment Operations:
Net investment income††		0.06	0.21	0.23	0.40	0.52	0.59
Net realized and unrealized gain (loss)
on investments††	`	(0.96)	(0.80)	(0.74)	(0.75)	0.40	1.40
Net realized and unrealized loss from
foreign currency transactions		—	—	—	—	—	(0.10)

Total from Investment Operations		(0.90)	(0.59)	(0.51)	(0.35)	0.92	1.89

Less Distributions:
Dividends from net investment income		(0.06)	(0.19)	(0.23)	(0.43)	(0.54)	(0.62)
Distributions from net realized capital gain		—	—	—	—	(0.86)	(1.44)

Total Distributions		(0.06)	(0.19)	(0.23)	(0.43)	(1.40)	(2.06)

Net Asset Value, End of Period		$11.04	$12.00	$12.78	$13.52	$14.30	$14.78

TOTAL RETURN:		(7.51)%	(4.61)%	(3.81)%	(2.47)%	6.36%	13.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)		$19,387	$24,038	$33,986	$54,635	$78,263	$76,194
Ratio of expenses to average net assets		2.05%†	2.00%	1.94%	1.90%	1.86%	1.90%
Ratio of net investment income
to average net assets††		1.04%†	1.71%	1.76%	2.90%	3.49%	3.90%
Portfolio turnover rate		102.09%	93.34%	66.70%	72.46%	124.79%	138.90%
*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
†	Annualized.
††	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.04 and increase net realized and unrealized loss on investments by $0.04 for each class, increase the ratios of net investment income to average net assets from 2.14% to 2.46% for Class A, and from 1.39% to 1.71% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated. See Notes to Financial Statements.
18

BOARD OF DIRECTORS

John R. Galvin 4
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Paul C. Guidone 1
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
Director, Conoco Inc.
Director, Integris Health

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner, Sullivan & Cromwell

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie 2, 4
Chairman and CEO,Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
Investment Company Institute

Fred E. Brown
Director Emeritus
________________
Member:
1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris Chairman	Christopher J. Mahony Vice President	Lawrence P. Vogel Vice President and Treasurer
Brian T. Zino President	Thomas G. Rose Vice President	Frank J. Nasta Secretary
Ben-Ami Gradwohl Vice President

FOR MORE INFORMATION

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Important Telephone Numbers
		(800) 221-2450	Shareholder Services

		(800) 445-1777	Retirement Plan Services

General Counsel Sullivan & Cromwell	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	(212) 682-7600	Outside the United States

		(800) 622-4597	24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) —Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017
www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQIN3 6/02

Printed on Recycled Paper